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                                                                    EXHIBIT 25.2


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1
                                    --------

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)___

                                 -------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (Exact name of trustee as specified in its charter)


A National Banking Association                         36-0899825
                                                       (I.R.S. employer
                                                       identification number)

One First National Plaza, Chicago, Illinois            60670-0126
(Address of principal executive offices)               (Zip Code)

                       The First National Bank of Chicago
                      One First National Plaza, Suite 0286
                          Chicago, Illinois 60670-0286
             Attn: Lynn A. Goldstein, Law Department (312) 732-6919
           (Name, address and telephone number of agent for service)

                                 -------------

                              TXI Capital Trust I
              (Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)               identification number)

1341 West Mockingbird Lane
Dallas, Texas                                75247-6913
(Address of principal executive offices)     (Zip Code)


                           Trust Preferred Securities
                        (Title of Indenture Securities)
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ITEM 1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
          TRUSTEE:

          (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of the Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; and The Board of Governors of the Federal Reserve System, Washington, D.C.

          (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by Section 321(b) of the Act.


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          7.   A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 26th day of May, 1998.

          THE FIRST NATIONAL BANK OF CHICAGO,
          TRUSTEE

          BY  /s/ SANDRA L. CARUBA
              -------------------------------
              SANDRA L. CARUBA
              VICE PRESIDENT


* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 1996 (REGISTRATION NO. 333-14201).


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                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                        May 26, 1998


Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of the indenture between TXI Capital Trust I and The First National Bank of Chicago, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                              Very truly yours,

                              THE FIRST NATIONAL BANK OF CHICAGO


                              BY: /s/ SANDRA L. CARUBA
                                  ----------------------------------
                                  SANDRA L. CARUBA
                                  VICE PRESIDENT


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